SIXTH AMENDMENT TO CREDIT AGREEMENT


      THIS SIXTH AMENDMENT TO CREDIT AGREEMENT entered into as of August 16, 1999 by and among AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, and PRESTIGE GOLF CORP., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers"), and WELLS FARGO CREDIT, INC., successor in interest to Wells Fargo Bank, National Association ("Wells Fargo").

                                    RECITALS

      Borrowers and Wells Fargo are parties to that certain Credit Agreement dated as of June 30, 1998, as amended by five prior amendments ("Agreement"). Borrowers and Wells Fargo desire to revise the Agreement in the manner set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Wells Fargo agree as follows:

     1. Revised Definition. The definition of "Additional Amount" is hereby amended in its entirety to read as follows:

            "Additional Amount" means (i) through and including November 30, 1999, $750,000, and (ii) thereafter, $0.

     2. Additional Reporting. On or before September 15, 1999, Ajay Parent shall deliver to Wells Fargo a detailed projections satisfactory to Wells Fargo for the period of September 1, 1999 through December 31, 1999 setting forth Borrowers' projected, consolidated income, cash flow and borrowing availability under the Agreement (as amended hereby) for each month of such period and the projected consolidated balance sheet as of the end of each month of such period. If Borrowers failure to provide such projections by September 15, 1999, the Additional Amount shall be reduced to zero effective September 16, 1999.

     3. Accommodation Fee. As consideration for Wells Fargo entering into this Sixth Amendment to Credit Agreement, Borrowers hereby agree to pay Wells Fargo an accommodation fee of $500.

     4. Effective Date. This Sixth Amendment shall be effective as of August 16, 1999 upon: (i) the execution of this Sixth Amendment by Borrowers and Wells Fargo; (ii) payment of the accommodation fee; (iii) execution and delivery to Wells Fargo of a personal guaranty from Thomas W. Itin ("Itin") on terms acceptable to the Wells Fargo; and
          (iv) delivery of Itin's personal financial statement in form and substance satisfactory to the Wells Fargo.
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     5.   Ratification.  Except as otherwise  provided in this Sixth  Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

     6. One Agreement. The Agreement, as modified by the provisions of this Sixth Amendment, shall be construed as one agreement.

     7. Counterparts. This Sixth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.

     8.   Oregon Statutory Notice.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY WELLS FARGO AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY WELLS FARGO TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Credit Agreement as of the date first above written.

AJAY SPORTS, INC.                       LEISURE LIFE, INC.

By:______________________________       By:_______________________________
Title:___________________________       Title:____________________________

PALM SPRINGS GOLF, INC.                 AJAY LEISURE PRODUCTS, INC.

By:______________________________       By:_______________________________
Title:___________________________       Title:____________________________


PRESTIGE GOLF CORP.                     WELLS FARGO CREDIT, INC.

By:______________________________       By:_______________________________
Title:___________________________       Title:____________________________